UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2014
(Date of earliest event reported)

PUISSANT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-17422	27-0543309
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 Whitley Street, London, Kentucky	40743
(Address of principal executive offices)	(Zip Code)

(606) 864-3161
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The registrant, Puissant Industries, Inc. is referred to herein as “we”, “our” or “us” or the “Company”.

We have approved the engagement of Terry L. Johnson, CPA (“Terry Johnson”), as our auditor, effective immediately, and thereby dismissed Patrick Rodgers, CPA, PA (“Patrick Rodgers”) from that role.

The audit reports of Patrick Rodgers on the Company’s consolidated financial statements of the Company as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2013 and 2012, and through January 15, 2014, there were no: (i) disagreements with Patrick Rodgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Patrick Rodgers’ satisfaction, would have caused Patrick Rodgers to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We provided Patrick Rodgers with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Patrick Rodgers a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Patrick Rodgers letter dated January 15, 2014 is attached as Exhibit 16.1.

(b) During the years ended December 31, 2012 and December 31, 2011, and subsequent interim periods through September 30, 2013, the Company did not consult with Terry Johnson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Terry Johnson concluded was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", as such terms are defined in Item 304(a)(1)of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this Form 8-K.

Exhibit 16.1:	Letter from Patrick Rodgers dated January 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUISSANT INDUSTRIES, INC.

Date: January 16, 2014	By:	/s/ Mark Holbrook
President and Chief Executive Officer

Date: January 16, 2014	By:	/s/ Cora Holbrook
Cora Holbrook
Chief Financial Officer